Exhibit 10.2

SECURITIES PURCHASE AGREEMENT

This Agreement (the “Agreement”) is made as of 25th June st, 2010 by and between MagneGas, Inc., a Delaware corporation having an address at 35246 US 19 N #311, Palm Harbor FL 34684 (the “Company”) and Magnegas Arc Applied Solutions Europe (the “STOCK PURCHASER”) having an address of Rue Aux Sleurs 1, Brussels 1000.

W I T N E S S E T H:

WHEREAS, the STOCK PURCHASER desires to purchase and the Company desires to issue and sell, upon the terms and conditions set forth in this Agreement 250,000 shares of restricted common stock (“Restricted Stock” or “Shares”) of the Company and in consideration will issue a 20% share ownership of Magnegas Arc Applied Solutions Europe.

WHEREFORE, the parties hereto hereby agree as follows:

1.           Sale of the Shares.  Subject to the terms and conditions of this Agreement, and in reliance upon the representations, warranties, covenants and agreements contained in this Agreement, the Company shall sell the Shares to the STOCK PURCHASER, and the STOCK PURCHASER shall purchase the Shares from the Company in exchange for a 20% ownership in Magnegas Arc Applied Solutions Europe.

2.           Closing.

(a) On the Closing Date (as defined below), the Company shall issue and sell to STOCK PURCHASER and STOCK PURCHASER agrees to purchase from the Company 250,000 shares of Restricted Stock of the Company.  At the Closing:

(i) The Company shall issue to the STOCK PURCHASER a certificate for the Shares.

(ii) The STOCK PURCHASER shall issue to the Company a 20% ownership of Magnegas Arc Applied Solutions Europe.

(b) At and at any time after the Closing, the parties shall duly execute, acknowledge and deliver all such further assignments, conveyances, instruments and documents, and shall take such other action consistent with the terms of this Agreement to carry out the transactions contemplated by this Agreement.

(c) All representations, covenants and warranties of the STOCK PURCHASER and the Company contained in this Agreement shall be true and correct on and as of the Closing Date with the same effect as though the same had been made on and as of such date.

(d)           This stock purchase agreement is available ONLY until December 31, 2010.

3.           Representations and Warranties of the STOCK PURCHASER.

(a)           Power and Authority. The STOCK PURCHASER hereby represents and warrants to the Company that STOCK PURCHASER has the requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby and otherwise to carry out its obligations hereunder.  No consent, approval or agreement of any individual or entity is required to be obtained by the STOCK PURCHASER in connection with the execution and performance by the STOCK PURCHASER of this Agreement or the execution and performance by the STOCK PURCHASER of any agreements, instruments or other obligations entered into in connection with this Agreement.

(b) Purchase Entirely for Own Account. The Shares proposed to be acquired by the STOCK PURCHASER hereunder will be acquired for investment for its own account, and not with a view to the resale or distribution of any part thereof, and the STOCK PURCHASER has no present intention of selling or otherwise distributing the Shares, except in compliance with applicable securities laws.

Section 3.01    Acquisition of Shares for Investment.

(a) Each STOCK PURCHASER represents that he or she does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Shares.

(b) Each STOCK PURCHASER represents and warrants that he or she: (i) can bear the economic risk of his respective investments, and (ii) possesses such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the investment in the Company and its securities.

(c) Each STOCK PURCHASER who is not a “U.S. Person” as defined in Rule 902(k) of Regulation S of the Securities Act (“Regulation S”) (each a “Non-U.S. Shareholder”) understands that the Shares are not registered under the Securities Act and that the issuance thereof to such STOCK PURCHASER is intended to be exempt from registration under the Securities Act pursuant to Regulation S.  Each Non-U.S. Shareholder has no intention of becoming a U.S. Person.  At the time of the origination of contact concerning this Agreement and the date of the execution and delivery of this Agreement, each Non-U.S. Shareholder was outside of the United States.  Each certificate representing the Shares shall be endorsed with the following legends, in addition to any other legend required to be placed thereon by applicable federal or state securities laws:

“THE SECURITIES ARE BEING OFFERED TO INVESTORS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“SECURITIES ACT”)) AND WITHOUT REGISTRATION WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT IN RELIANCE UPON REGULATION S PROMULGATED UNDER THE SECURITIES ACT.”

“TRANSFER OF THESE SECURITIES IS PROHIBITED, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AVAILABLE EXEMPTION FROM REGISTRATION.  HEDGING TRANSACTIONS MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

(d) Each STOCK PURCHASER who is a “U.S. Person” as defined in Rule 902(k) of Regulation S (each a “U.S. Shareholder”) understands that the Shares are not registered under the Securities Act and that the issuance thereof to such STOCK PURCHASER is intended to be exempt from registration under the Securities Act pursuant to Regulation D promulgated thereunder (“Regulation D”).  Each U.S. Shareholder represents and warrants that he is an “accredited investor” as such term is defined in Rule 501 of Regulation D. Each U.S. Shareholder agrees to provide documentation to Company prior to Closing as may be requested by Company to confirm compliance with Regulation D and/or Section 4(2), including, without limitation, a letter of investment intent or similar representation letter and a completed investor questionnaire. Each certificate representing the Shares issued to such STOCK PURCHASER shall be endorsed with the following legends, in addition to any other legend required to be placed thereon by applicable federal or state securities laws:

“THIS SECURITY HAS BEEN ACQUIRED FOR INVESTMENT AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“SECURITIES ACT”), OR APPLICABLE STATE SECURITIES OR “BLUE SKY” LAWS.”

“TRANSFER OF THESE SECURITIES IS PROHIBITED UNLESS A REGISTRATION STATEMENT UNDER THE SECURITIES ACT WITH RESPECT TO SUCH SECURITY SHALL THEN BE IN EFFECT AND SUCH TRANSFER HAS BEEN QUALIFIED UNDER ALL APPLICABLE STATE SECURITIES OR “BLUE SKY” LAWS, OR AN EXEMPTION THEREFROM SHALL BE AVAILABLE UNDER THE ACT AND SUCH LAWS.”

(e) Each STOCK PURCHASER acknowledges that neither the SEC, nor the securities regulatory body of any state or other jurisdiction, has received, considered or passed upon the accuracy or adequacy of the information and representations made in this Agreement.

(f) Each STOCK PURCHASER acknowledges that he has carefully reviewed such information as he has deemed necessary to evaluate an investment in Company and its securities, and with respect to each U.S. Shareholder, that all information required to be disclosed to such STOCK PURCHASER under Regulation D has been furnished to such STOCK PURCHASER by Company.  To the full satisfaction of each STOCK PURCHASER, he has been furnished all materials that he has requested relating to Company and the issuance of the Shares hereunder, and each STOCK PURCHASER has been afforded the opportunity to ask questions of Company’s representatives to obtain any information necessary to verify the accuracy of any representations or information made or given to the STOCK PURCHASERs.  Notwithstanding the foregoing, nothing herein shall derogate from or otherwise modify the representations and warranties of Company set forth in this Agreement, on which each of the STOCK PURCHASER have relied in making an exchange of his Magnegas Arc Applied Solutions Europe shares for the Shares.

(g) Each STOCK PURCHASER understands that the Shares may not be sold, transferred, or otherwise disposed of without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Shares or any available exemption from registration under the Securities Act, the Shares may have to be held indefinitely.  Each STOCK PURCHASER further acknowledges that the Shares may not be sold pursuant to Rule 144 promulgated under the Securities Act unless all of the conditions of Rule 144 are satisfied (including, without limitation, Company’s compliance with the reporting requirements under the Securities Exchange Act of 1934, as amended (“Exchange Act”)).

(h) The STOCK PURCHASER agrees that, notwithstanding anything contained herein to the contrary, the warranties, representations, agreements and covenants of the STOCK PURCHASER under this Section 3.01 shall survive the Closing.

Section 3.02    Additional Legend; Consent Additionally, the Shares will bear any legend required by the “blue sky” laws of any state to the extent such laws are applicable to the securities represented by the certificate so legended. The STOCK PURCHASER consents to Company making a notation on its records or giving instructions to any transfer agent of Shares in order to implement the restrictions on transfer of the Shares.

By countersigning this Agreement, the STOCK PURCHASER, represents that such STOCK PURCHASER is an accredited investor as such is defined in Regulation D promulgated under the Securities Act of 1933 as amended, because such STOCK PURCHASER fits one of the definitions set forth in Exhibit A attached hereto.

4.           Representations and Warranties of the Company.  The Company hereby makes the following representations and warranties to the STOCK PURCHASER:

(a) The Company has the requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby and otherwise to carry out the Company’s obligations hereunder.  No consent, approval or agreement of any individual or entity is required to be obtained by the Company in connection with the execution and performance by the Company of this Agreement or the execution and performance by the Company of any agreements, instruments or other obligations entered into in connection with this Agreement.

(b) There is no private or governmental action, suit, proceeding, claim, arbitration or investigation pending before any agency, court or tribunal, foreign or domestic, or, to the Company’s knowledge, threatened against the Company or any of the Company’s properties.  There is no judgment, decree or order against the Company that could prevent, enjoin, alter or delay any of the transactions contemplated by this Agreement.

(c) There are no material claims, actions, suits, proceedings, inquiries, labor disputes or investigations pending or, to the Company’s knowledge, threatened against the Company or any of its assets, at law or in equity or by or before any governmental entity or in arbitration or mediation. No bankruptcy, receivership or debtor relief proceedings are pending or, to the Company’s knowledge, threatened against the Company.

(d) The Company has complied with, is not in violation of, and has not received any notices of violation with respect to, any federal, state, local or foreign Law, judgment, decree, injunction or order, applicable to it, the conduct of its business, or the ownership or operation of its business.    References in this Agreement to “Laws” shall refer to any laws, rules or regulations of any federal, state or local government or any governmental or quasi-governmental agency, bureau, commission, instrumentality or judicial body (including, without limitation, any federal or state securities law, regulation, rule or administrative order).

5.          While the Company currently intend to use the proceeds  substantially in the manner set forth above, it reserves the right to reassess and reassign such use if, in the judgment of its board of directors, such changes are necessary or advisable. At present, no material changes are contemplated. Should there be any material changes in the above projected use of proceeds in connection with this offering, we will issue an amended prospectus reflecting the material change.  The above amounts and priorities for the use of proceeds represent management's estimates based upon current conditions.

6.           Miscellaneous.

(a)           Entire Agreement.  This Agreement constitutes the entire agreement of the parties, superseding and terminating any and all prior or contemporaneous oral and written agreements, understandings or letters of intent between or among the parties with respect to the subject matter of this Agreement.  No part of this Agreement may be modified or amended, nor may any right be waived, except by a written instrument which expressly refers to this Agreement, states that it is a modification or amendment of this Agreement and is signed by the parties to this Agreement, or, in the case of waiver, by the party granting the waiver.  No course of conduct or dealing or trade usage or custom and no course of performance shall be relied on or referred to by any party to contradict, explain or supplement any provision of this Agreement, it being acknowledged by the parties to this Agreement that this Agreement is intended to be, and is, the complete and exclusive statement of the agreement with respect to its subject matter.  Any waiver shall be limited to the express terms thereof and shall not be construed as a waiver of any other provisions or the same provisions at any other time or under any other circumstances.

(b) Severability.  If any section, term or provision of this Agreement shall to any extent be held or determined to be invalid or unenforceable, the remaining sections, terms and provisions shall nevertheless continue in full force and effect.

(c) Notices.  All notices provided for in this Agreement shall be in writing signed by the party giving such notice, and delivered personally or sent by overnight courier, mail or messenger against receipt thereof or sent by registered or certified mail, return receipt requested, or by facsimile transmission or similar means of communication if receipt is confirmed or if transmission of such notice is confirmed by mail as provided in this Section 7(c).  Notices shall be deemed to have been received on the date of personal delivery or telecopy or attempted delivery.  Notice shall be delivered to the parties at the following addresses:

If to the STOCK PURCHASER:

If to the Company:
MagneGas Corporation
150 Rainville Rd
Tarpon Springs, FL 34689
Attention: Chief Executive Officer

With a copy to (which shall not constitute notice):

Anslow & Jaclin, LLP
195 Route 9, Suite 204
Manalapan, NJ 07726
Attention:   Gregg E. Jaclin, Esq.

Either party may, by like notice, change the address, person or telecopier number to which notice shall be sent.

(d) Governing Law.  This Agreement shall be governed and construed in accordance with the laws of the State of Delaware applicable to agreements executed and to be performed wholly within such State, without regard to any principles of conflicts of law.  Each of the parties hereby  irrevocably consents and agrees that any legal or equitable action or proceeding arising under or in connection with this Agreement shall be brought in the federal or state courts located in the State of Delaware, by execution and delivery of this Agreement, irrevocably submits to and accepts the jurisdiction of said courts, (iii) waives any defense that such court is not a convenient forum, and (iv) consent to any service of process made either (x) in the manner set forth in Section 10(c) of this Agreement (other than by telecopier), or (y) any other method of service permitted by law.

(e) Waiver of Jury Trial.  EACH PARTY HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN THE EVENT OF ANY SUIT, ACTION OR PROCEEDING TO ENFORCE THIS AGREEMENT OR ANY OTHER ACTION OR PROCEEDING WHICH MAY ARISE OUT OF OR IN ANY WAY BE CONNECTED WITH THIS AGREEMENT OR ANY OF THE OTHER DOCUMENTS.

(f) Parties to Pay Own Expenses.

(g) The Company will be responsible for all expenses related to the transfer of the stock to the Purchaser...

(h) Successors.  This Agreement shall be binding upon the parties and their respective heirs, executors, administrators, legal representatives, successors and assigns; provided, however, that neither party may assign this Agreement or any of its rights under this Agreement without the prior written consent of the other party.

(i) Further Assurances.  Each party to this Agreement agrees, without cost or expense to any other party, to deliver or cause to be delivered such other documents and instruments as may be reasonably requested by any other party to this Agreement in order to carry out more fully the provisions of, and to consummate the transaction contemplated by, this Agreement.

(j) Counterparts.  This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

(k) No Strict Construction.  The language used in this Agreement will be deemed to be the language chosen by the parties with the advice of counsel to express their mutual intent, and no rules of strict construction will be applied against any party.

Headings.  The headings in the Sections of this Agreement are inserted for convenience only and shall not constitute a part of this Agreement.

[Intentionally Blank Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

MagneGas Corporation By: /s/ Dr. Ruggero Santilli Name: Dr. Ruggero Santilli Title: CEO
STOCK PURCHASER By: /s/ Ermanno Santilli Name: Ermanno Santilli Title: CEO, MAASE

Exhibit A

Accredited investors

A Person who meets any one of the following tests is an accredited investor:

(a)   The Person is an individual who has a net worth, or joint net worth with the Person’s spouse, of at least $1,000,000.

(b)   The Person is an individual who had individual income of more than $200,000 (or $300,000 jointly with the Person’s spouse) for the past two years, and the Person has a reasonable expectation of having income of at least $200,000 (or $300,000 jointly with the Person’s spouse) for the current year.

(c)   The Person is an officer or director of the Company.

(d)   The Person is a bank as defined in section 3(a)(2) of the Securities Act or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity.

(e)   The Person is a broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934.

(f)   The Person is an insurance company as defined in section 2(13) of the Securities Act.

(g)   The Person is an investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act.

(h)   The Person is a small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958.

(i)   The Person is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

(j)   The Person is a private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940.

(k)   The Person is an organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

(l)   The Person is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Commission under the Securities Act.

(m)   The Person is an entity in which all of the equity owners are accredited investors (i.e., all of the equity owners meet one of the tests for an accredited investor).

 If an individual Person qualifies as an accredited investor, such individual may purchase the Shares in the name of his or her individual retirement account (“IRA”).